Exhibit 10.5

THE GREENBRIER COMPANIES, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made effective as of April 20, 2005, by and among The Greenbrier Companies, Inc., a Delaware corporation (the “Company”), and George L. Chelius and Eric Epperson, not in their individual capacities but solely in their capacities as executors of the will and estate of Alan James, pursuant to Letters Testamentary (Case Number 050290219), dated February 17, 2005, issued by the Circuit Court of the State of Oregon for the County of Multnomah (the “Estate”) and in their capacities as trustees under any trusts (“Trusts” and each a “Trust”) created under the last will and testament of Alan James, dated March 12, 2004 (the “Representatives” and each a “Representative”).

WHEREAS, the Company, the Representatives and William A. Furman have entered into a Settlement Agreement, dated as of April    , 2005 (the “Settlement Agreement”), which provides for the Company and the Representatives to enter into a registration rights agreement in the form of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Settlement Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Certain Definitions.  As used in this Agreement, the terms below shall have the following respective meanings:

(a)                                  “Affiliate” means an “affiliate” as defined under Rule 144.

(b)                                 “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c)                                  “Company Registration Expenses” means all expenses incurred by the Company in complying with its obligations hereunder, including without limitation, all registration, qualification, listing and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of the independent auditors of the Company (including the expenses of preparing and delivering comfort letters), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

(d)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(e)                                  “Indemnified Party” means each party entitled to indemnification under Section 5.

(f)                                    “Indemnifying Party” means each party required to provide indemnification under Section 5.

(g)                                 “Offering” means the “Offering,” as that term is defined in the Stock Purchase Agreement referred to in the Settlement Agreement.

(h)                                 “Offering Period” means the 60-day period commencing from the date the Prospectus Supplement is first filed with the Commission as such period may be extended by mutual agreement of the Representatives and the Company.

(i)                                     “Prospectus Supplement” means the prospectus supplement to be filed with the Commission pursuant to Section 1.3 of the Settlement Agreement.

(j)                                     “Registrable Securities” means the shares of the Company’s common stock owned by Alan James upon his death and subsequently vested in the beneficiaries of the Estate subject to administration of the Estate by the Representatives.

(k)                                  “Rule 144” means Rule 144 under the Securities Act.

(l)                                     “Resale Registration Statement” means a registration statement on Form S-3 under the Securities Act, or any successor form.

(m)                               “Securities Act” means the Securities Act of 1933, as amended, or any successor federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2.                                       Registration on Form S-3.

(a)                                  Request for Registration.  Pursuant to Section 1.5 of the Settlement Agreement, for so long as the Representatives hold subject to administration in the Estate at least 500,000 shares of Registrable Securities and the Company has advised the Representatives that it believes the Representatives are Affiliates, then the Representatives shall have the right, by written notice delivered to the Company (the “Registration Notice”), to require the Company to register under and in accordance with the provisions of the Securities Act all of the Registrable Securities.  The Representatives shall have the right to give only one Registration Notice.  The Registration Notice must specify (i) the legal name of the Representatives or the trustees (the “Trustees”) or any Trust seeking such registration, (ii) the number of shares of Registrable Securities to be registered, and (iii) the intended methods of disposition thereof.  The Registration Notice may be delivered at any time following the first to occur of (x) the 60th day after completion of the Offering, or (y) the failure of the Company to complete the Offering within the Offering Period.

(b)                                 Filing and Effectiveness.  Upon receipt of the Registration Notice, the Company shall promptly, but in no event later than 30 days after the receipt of the Registration Notice, file with the Commission a Resale Registration Statement to provide for the resale by the Representatives or the Trustees of the Registrable Securities and will use its commercially reasonable efforts to cause such Resale Registration Statement to become effective as promptly as practicable thereafter; provided that the Company shall not request the Commission to accelerate the effective date of the Resale Registration Statement until it has been authorized to do so by the Representatives. The Company shall, subject to Section 2(c), use its commercially reasonable efforts to keep such Resale Registration Statement effective until the earlier of (i) such date as the Representatives and the Trustees own less than 500,000 shares of Registrable Securities in the aggregate, (ii) such date the Company advises the Representatives that it does not believe the Representatives are Affiliates, or (iii) 24 months following the date such Resale Registration Statement is declared effective.

(c)                                  Suspension of Registration Rights. Notwithstanding anything in this Agreement to the contrary, if the Company furnishes to the Representatives a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company stating that, in the good faith reasonable judgment of the Chief Executive Officer and Chief Financial Officer, after consultation with the Company’s advisors and the Board of Directors of the Company, it would be seriously detrimental to the Company for the Resale Registration Statement to be effected, due to (A) the existence of a material development or potential material development involving the Company that the Company would be obligated to disclose in the prospectus contained in the Resale Registration Statement, which premature disclosure, in the good faith judgment of the Board of Directors, would reasonably be expected to have an adverse effect on the Company or (B) the existence of other facts or circumstances as a result of which the prospectus contained in the Resale Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or then existing, then the Company shall have the right (i) in the event of (A) above, to defer the filing of the Resale Registration Statement (or suspend sales under the filed Resale Registration Statement or defer the updating of the filed Resale Registration Statement and suspend sales thereunder), or (ii) in the event of (B) above, suspend sales under the filed Resale Registration Statement, in each case until the earlier of (1) the date on which such material information is disclosed to the public or ceases to be material or (2) the 30th calendar day after the date of the certificate delivered pursuant to this Section 2(c).  The Representatives shall keep the fact and content of any such notice and the event or circumstances giving rise to any such notice confidential; provided that, the Representatives may disclose the fact and content of any such notice to their advisors and as otherwise required by law.  Notwithstanding the foregoing, the Company shall not defer the filing of the Resale Registration Statement, suspend sales under the Resale Registration Statement, defer the updating of the filed Resale Registration Statement or suspend sales under the Resale Registration Statement for more than an aggregate of 60 days during any 365-day period.

(d)                                 Registration Procedures. In connection with any registration required under this Agreement, the Company shall take the actions set forth below.

(i)                                     The Company shall notify the Representatives in writing promptly of any stop order issued or threatened by the Commission or other suspension of effectiveness of the Resale Registration Statement and will take commercially reasonable actions necessary or appropriate to prevent the entry of such stop order or to remove it as soon as practicable if entered and will notify the Representatives in writing promptly of the resolution of such situation.

(ii)                                  The Company shall furnish to the Representatives (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Resale Registration Statement and any amendment thereto, each prospectus and each amendment or supplement thereto, and, as promptly as practicable after the date of effectiveness of the Resale Registration Statement or any amendment thereto, a written notice stating that the Resale Registration Statement or amendment thereto has been declared effective, and (B) such number of copies of such Resale Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement, in conformity with the requirements of the Securities Act, and such other documents as the Representatives may reasonably request in order to facilitate the disposition of the Registrable Securities.  Such delivery of documents pursuant to (B) above shall be made by the Company within three (3) trading days of receipt of a request therefor from the Representatives.

(iii)                               The Company shall use its commercially reasonable efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of each State of the United States of America that the Representatives may reasonably request, and shall do any and all other acts and things which may be reasonably necessary or advisable to enable the Representatives to consummate the disposition in such states of the Registrable Securities; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(c)(iii), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(iv)                              The Company shall immediately notify the Representatives in writing of the happening of any event which comes to the Company’s attention if, as a result of such event, the prospectus included in the Resale Registration Statement, as then in effect, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall as soon as reasonably practicable prepare and furnish to the Representatives and file with the Commission a supplement or amendment to such prospectus or registration statement or take such other action so that such prospectus or registration statement will no longer contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v)                                 The Company shall hold in confidence and not make any disclosure of information concerning the Representatives provided to the Company pursuant to this Agreement unless (A) disclosure of such information is necessary to comply with federal or state securities laws, (B) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Resale Registration Statement, (C) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (D) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (E) the Representatives consent to the form and content of any such disclosure.

(vi)                              The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration and shall instruct the transfer agent that upon sale of such Registrable Securities that no legend need be placed on the certificate of such person who purchased the Registrable Securities pursuant to the Resale Registration Statement.

3.                                       Other Registration Rights.  The Representatives acknowledge that certain other securityholders of the Company may now or hereafter have registration rights, and that such other securityholders may be entitled to sell their securities at the same time as the Representatives hereunder.

4.                                       Expenses.  All documented reasonable out-of-pocket Company Registration Expenses incurred directly in connection with the Company’s obligations hereunder shall be promptly reimbursed by the Estate upon receipt of invoices from the Company.

5.                                       Indemnification.

(a)                                  The Company will indemnify the Representatives, each of their advisors and agents, and each person controlling the Representatives within the meaning of Section 15 of the Securities Act, from and against any and all expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), including, without limitation, reasonable legal fees and expenses and reasonable costs of investigating, preparing, compromising or defending against any litigation, commenced or threatened, or any claim whatsoever and all amounts paid in settlement of any such claim or litigation (provided that the Company has consented in writing to any such settlement) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary prospectus, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other applicable securities law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities and, in either case, the Company will reimburse each Indemnified Party, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending or settling (provided that the Company has consented in writing to any such settlement) any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement of material fact or omission or alleged untrue statement or omission of a material fact, made in reliance upon and contained in written information furnished to the Company by an instrument duly executed by the Representatives or their controlling persons or agents, and stated to be specifically for use therein; and provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any person, if a copy of the final prospectus or an amended or supplemented prospectus, as applicable, was furnished to the Representatives or the underwriters within the period of time required by the Securities Act, and if the final prospectus or the amended or supplemented prospectus, as applicable, would have cured the defect giving rise to the loss, liability, claim or damage.

(b)                                 The Representatives will indemnify the Company, each of its directors and officers, employees, partners, advisors and agents and each person controlling the Company within the meaning of Section 15 of the Securities Act from and against any and all claims, losses, damages and liabilities (or actions or proceedings in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement effected pursuant to this Agreement, prospectus, preliminary prospectus, offering circular or other document incident to any such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party, for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, but, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and contained in written information furnished to the Company by an instrument furnished by the Representatives or their controlling persons or agents and stated to be specifically for use therein; provided, however, that the foregoing indemnity is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any person, if a copy of the final prospectus or an amended or supplemented prospectus, as applicable, was not furnished by the Company to the Representatives or the underwriters within the time period required by the Securities Act, and if the final prospectus, as amended or supplemented, as applicable, would have cured the defect giving rise to the loss, liability, claim or damage; provided, that in no event will any indemnity under this Section 5(b) exceed the gross proceeds from the sale of Registrable Securities received by the Representatives.

(c)                                  Each Indemnified Party shall give written notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such party’s expense, (ii) that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action, and then only to the extent that such Indemnifying Party is materially prejudiced, and (iii) that the Indemnifying Party shall not assume the defense for matters as to which, in the reasonable opinion of counsel retained by the Indemnified Party, there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and a covenant not to sue or (ii) includes admission of fault by the Indemnified Party. The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

6.                                       Information by the Representatives.  The Representatives shall furnish to the Company such information regarding the Representatives, the Registrable Securities held by them and the distribution proposed by the Representatives as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to file or effect any Resale Registration Statement hereunder prior to its receipt of such information.

7.                                       Transfer of Registration Rights.  The rights to cause the Company to register the Registrable Securities under Section 2 may not be assigned to any person or entity other than the beneficiaries of the Estate without the prior written consent of the Company, which consent may be withheld in the Company’s sole and absolute discretion.

8.                                       Amendment.  Except as otherwise provided above, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Representatives.

9.                                       Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflict of laws provisions.

10.                                 Entire Agreement.  This Agreement, the Settlement Agreement and the agreements and documents referred to herein or therein or contemplated hereby or thereby constitute the full and entire understanding and agreement among the parties regarding the matters set forth herein. The provisions hereof shall inure to the benefit of, and be binding upon the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

11.                                 Notices.  Unless otherwise provided herein, all notices, demands, requests, claims and other communications hereunder shall be in writing and may be given by any of the following methods:  (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) internationally recognized overnight courier service.  Such notices and communications shall be sent to the appropriate party at its address or facsimile number given below or at such other address or facsimile number for such as shall be specified by notice given hereunder (and shall be deemed given upon receipt by such party or upon actual delivery to the appropriate address, or, in case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error; in the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above, provided however, that such mailing shall in no way alter the time at which the facsimile notice is deemed received):

if to the Representatives, to:

Name:	George L. Chelius
Address:	3600 Birch Street, Suite 100
Newport Beach, CA 92660
Fax No.:	(949) 863-9010

Name:	Eric Epperson
Address:	25 NW 23rd Place, Suite 6
PMB 180
Portland, OR 97210
Fax No.:	(503) 796-1833

with a copy (which shall not constitute notice) to:

Name:	Jeffrey T. Pero, Esq.
Latham & Watkins LLP
Address:	505 Montgomery Street
Suite 2000
San Francisco, CA 94111-2562
Fax No.:	(415) 395-8095

if to the Company, to:

Name:	The Greenbrier Companies, Inc.
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Attention : Norriss Webb, Esq.
Fax No.:	(503) 684-7553

with a copy (which shall not constitute notice) to:

Name:	Joseph Giunta, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Address:	300 S. Grand Avenue, Suite 3400
Los Angeles, California 90071
Fax No.:	(213) 687-5600

12.                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

13.                                 No Recourse.  The Parties hereto agree that all of the representations, warranties, covenants and agreements made by the Representatives contained in this Agreement are made and intended only for the purpose of making the assets held for the benefit of the beneficiaries of the Estate (the “Estate Assets”) or the assets of the Trusts (the “Trust Assets”), as the case may be, available for the payment of obligations of the Representatives to the extent provided for in this Agreement.  Therefore, anything contained in this Agreement or in any other agreement or document referred to herein or contemplated hereby or thereby to the contrary notwithstanding, no recourse shall be had with respect to the enforcement of this Agreement or the obligations of the Representatives hereunder or for any claim based on any provision of this Agreement or any of the agreements or documents referred to herein or contemplated hereby or thereby, against the Representatives in their individual capacities or in any capacity other than as Representatives.  Nothing contained in this Section 13 shall be construed to limit the exercise and enforcement, in accordance with the terms of this Agreement, of rights and remedies against the Estate Assets or the Trust Assets.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

GREENBRIER COMPANIES, INC.

By:	/s/ Larry G. Brady
	Name:	Larry G. Brady
	Title:	Senior Vice President and Chief
Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

/s/ George L. Chelius
George L. Chelius, in his capacity as Representative

/s/ Eric Epperson
Eric Epperson, in his capacity as Representative

[Signature Page to Registration Rights Agreement]